PAGE 1
                     SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the
                  Securities Exchange Act of 1934
                         (Amendment No.  )

Filed by the Registrant                             [X]
Filed by a party other than the Registrant          [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to Section 240.14a-11(c) or
    Section 240.14a-12

 Institutional International Funds, Inc.--Foreign Equity Fund
_________________________________________________________________
         (Name of Registrant as Specified in its Charter)

 Institutional International Funds, Inc.--Foreign Equity Fund
_________________________________________________________________
            (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
    14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange
    Act Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-
    6(i)(4) and 0-11.
    1) Title of each class of securities to which transaction
       applies:
       _________________________________________________________
    2) Aggregate number of securities to which transaction
       applies:
       _________________________________________________________
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (1)
       _________________________________________________________
    4) Proposed maximum aggregate value of transaction:
       _________________________________________________________
1 Set forth the amount on which the filing fee is calculated and state how it was determined.





PAGE 2
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing,
    1) Amount previously paid:
       _________________________________________________________
    2) Form, schedule, or Registration Statement no.:
       _________________________________________________________
    3) Filing party:
       _________________________________________________________
    4) Date filed:
       _________________________________________________________

PAGE 3
T. ROWE PRICE
_________________________________________________________________
T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore,
MD  21202


James S. Riepe
Managing Director


Dear Shareholder:

    All of the T. Rowe Price mutual funds will hold shareholder meetings in 1994 to elect directors, ratify the selection of independent accountants, and approve amendments to a number of investment policies.

    The T. Rowe Price funds are not required to hold annual meetings each year if the only items of business are to elect directors or ratify accountants. In order to save fund expenses, most of the funds have not held annual meetings for a number of years. There are, however, conditions under which the funds must solicit shareholder approval of directors, and one is to comply with a requirement that a minimum number have been elected by shareholders, not appointed by the funds' boards. Since the last annual meetings of the T. Rowe Price funds, several directors have retired and new directors have been added. In addition, a number of directors will be retiring in the near future.

    Given this situation, we believed it appropriate to hold annual meetings for all the T. Rowe Price funds in 1994. At the same time, we reviewed the investment policies of all of the funds for consistency and to assure the portfolio managers have the flexibility they need to manage your money in today's fast changing financial markets. The changes being recommended, which are explained in detail in the enclosed proxy material, do not alter the funds' investment objectives or basic investment programs.

    In many cases the proposals are common to several funds, so we have combined certain proxy statements to save on fund expenses. For those of you who own more than one of these funds, the combined proxy may also save you the time of reading more than one document before you vote and mail your ballots. The proposals which are specific to an individual fund are easily identifiable on the Notice and in the proxy statement discussion. If you own more than one fund, please note that each fund has a

PAGE 4
separate card. You should vote and sign each one, then return all of them to us in the enclosed postage-paid envelope.

    Your early response will be appreciated and could save your fund the substantial costs associated with a follow-up mailing. We know we are asking you to review a rather formidable proxy statement, but this approach represents the most efficient one for your fund as well as for the other funds. Thank you for your cooperation. If you have any questions, please call us at 1-800-225-5132.

                             Sincerely,


                             James S. Riepe
                             Director, Mutual Funds Division

PAGE 5
                        FOREIGN EQUITY FUND

                 Notice of Meeting of Shareholders

                          April 20, 1994

     The Annual Meeting of Shareholders of the Foreign Equity Fund (the "Fund"), a Maryland corporation, will be held on Wednesday, April 20, 1994, at 11:00 o'clock a.m., Eastern time, at the offices of the Fund, 100 East Pratt Street, Baltimore, Maryland 21202. Currently, the Fund is the sole portfolio of the Institutional International Funds, Inc. The following matters will be acted upon at that time:

     1. To elect 6 directors to serve until the next annual meeting, if any, or until their successors shall have been duly elected and qualified;

     2.  A.   To amend the Fund's fundamental policies to
              increase its ability to engage in borrowing transactions;

         B. To amend the Fund's fundamental policies on investing in commodities and futures contracts to permit greater flexibility in futures trading;

         C. To amend the Fund's fundamental policies on industry concentration;

         D. To amend the Fund's fundamental policies to increase its ability to engage in lending transactions;

         E. To amend the Fund's fundamental policies on the issuance of senior securities;

         F. To change from a fundamental to an operating policy the Fund's policy on purchasing securities on margin;

         G. To change from a fundamental to an operating policy the Fund's policy on pledging assets ;

         H. To change from a fundamental to an operating policy the Fund's policy on short sales;

PAGE 6
     3. To amend the Fund's Articles of Incorporation to delete the requirement that stock certificates be issued to shareholders;

     4. To ratify or reject the selection of the firm of Coopers & Lybrand as the independent accountants for the Fund for the fiscal year 1994; and

     5. To transact such other business as may properly come before the meeting and any adjournments thereof.

                                     LENORA V. HORNUNG
                                     Secretary
March 2, 1994
100 East Pratt Street
Baltimore, Maryland 21202
_________________________________________________________________
                      YOUR VOTE IS IMPORTANT

Shareholders are urged to designate their choices on each of the matters to be acted upon and to date, sign, and return the enclosed proxy in the envelope provided, which requires no postage if mailed in the United States. Your prompt return of the proxy will help assure a quorum at the meeting and avoid the additional Fund expense of further solicitation.
_________________________________________________________________

PAGE 7
                        FOREIGN EQUITY FUND

              Meeting of Shareholders--April 20, 1994

                          PROXY STATEMENT

      This statement is furnished in connection with the solicitation of proxies by the Foreign Equity Fund (the "Fund"), currently the sole portfolio of the Institutional International Funds, Inc. (the "Corporation"), a Maryland corporation, for use at the Annual Meeting of Shareholders of the Fund to be held on April 20, 1994, and at any adjournments thereof.

      Shareholders are entitled to one vote for each full share, and a proportionate vote for each fractional share, of the Fund held as of the record date. Under Maryland law, shares owned by two or more persons (whether as joint tenants, co-fiduciaries, or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with the
Fund: (1) if only one votes, that vote will bind all; (2) if more than one votes, the vote of the majority will bind all; and
(3) if more than one votes and the vote is evenly divided, the vote will be cast proportionately.

      In order to hold the meeting, a majority of the Fund's shares entitled to be voted must have been received by proxy or be present at the meeting. In the event that a quorum is present but sufficient votes in favor of one or more of the Proposals are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the meeting adjourned. The persons named as proxies will vote in favor of such adjournment if they determine that such adjournment and additional solicitation is reasonable and in the interests of the Fund's shareholders.

      The individuals named as proxies (or their substitutes) in the enclosed proxy card (or cards if you have multiple accounts) will vote in accordance with your directions as indicated thereon if your proxy is received properly executed. You may direct the proxy holders to vote your shares on a Proposal by checking the appropriate box "For" or "Against," or instruct them not to vote those shares on the Proposal by checking the "Abstain" box. Alternatively, you may simply sign, date and return your proxy card(s) with no specific instructions as to the Proposals. If you properly execute your proxy card and give no voting instructions with respect to a Proposal, your shares will be voted for the Proposal. Any proxy may be revoked at any time prior to its exercise by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

PAGE 8
      Abstentions and "broker non-votes" (as defined below) are counted for purposes of determining whether a quorum is present, but do not represent votes cast with respect to any Proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Fund, but are not voted as to one or more Proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

      VOTE REQUIRED: A PLURALITY OF ALL VOTES CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL 1 FOR THE FUND. A MAJORITY OF THE SHARES PRESENT IN PERSON OR BY PROXY AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL 4 FOR THE FUND. APPROVAL OF PROPOSAL 3 REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE FUND'S OUTSTANDING SHARES. APPROVAL OF ALL REMAINING PROPOSALS OF THE FUND REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF THE LESSER OF (A) 67% OF THE SHARES PRESENT AT THE MEETING IN PERSON OR BY PROXY, OR (B) A MAJORITY OF THE FUND'S OUTSTANDING SHARES.

      If the proposed amendments to the Fund's Articles of Incorporation and fundamental investment policies are approved, they will become effective on or about May 1, 1994. If any of the proposed amendments to the Fund's Articles of Incorporation or fundamental investment policies are not approved, they will remain unchanged.

      The costs of the meeting, including the solicitation of proxies, will be paid by the Corporation, on behalf of the Fund. Persons holding shares as nominees will be reimbursed, upon request, for their reasonable expenses in sending solicitation materials to the principals of the accounts. In addition to the solicitation of proxies by mail, directors, officers, and/or employees of the Fund or of its investment manager, Rowe Price-Fleming International, Inc. ("Price-Fleming"), may solicit proxies in person or by telephone.

      The approximate date on which this Proxy Statement and form of proxy is first being mailed to shareholders is March 2, 1994. PAGE 9
1.        ELECTION OF DIRECTORS

          The Corporation's Board of Directors has nominated the six (6) persons listed below for election as directors, each to hold office until the next annual meeting (if any) or his successor is duly elected and qualified. Each of the nominees is a member of the present Board of Directors of the Corporation and has served in that capacity since originally elected by the Board in 1989. A shareholder using the enclosed proxy form can vote for all or any of the nominees of the Board of Directors or withhold his or her vote from all or any of such nominees. If the proxy card is properly executed but unmarked, it will be voted for all of the nominees. Each of the nominees has agreed to serve as a director if elected; however, should any nominee become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board of Directors of the Corporation may recommend. There are no family relationships among these nominees.

_________________________________________________________________
                                                Fund     All Other
                                               Shares      Price
                                            Beneficially   Funds'
                                     Year      Owned,     Shares
                                      of      Directly Beneficially
                                   Original      or        Owned
Name, Address                      Election  Indirectly, Directly
and Date of Birth      Principal      as        as of      as of
 of Nominee         Occupations(1) Director  1/31/94(2)   1/31/94
_________________________________________________________________

Leo C. Bailey    Retired; Director   1989
3396 S. Placita  of the following T. Rowe
Fabula           Price Funds: International,
Green Valley, AZ Growth Stock, New Era,
85614            Science & Technology, Index
3/3/24           Trust (since inception),
                 Balanced (since inception),
                 Mid-Cap Growth (since inception),
                 OTC (since inception), Dividend
                 Growth (since inception), and
                 Blue Chip Growth (since inception)

Anthony W.       Executive Vice      1991
Deering          President and Chief
10275 Little     Financial Officer, The Rouse Company,
Patuxent Parkway real estate developers, Columbia,
Columbia, MD     Maryland; Advisory Director,
21044            Kleinwort, Benson (North
1/28/45          America) Corporation, a
                 registered broker-dealer,
                 and a Director/Trustee of

PAGE 10
_________________________________________________________________
                                                Fund     All Other
                                               Shares      Price
                                            Beneficially   Funds'
                                     Year      Owned,     Shares
                                      of      Directly Beneficially
                                   Original      or        Owned
Name, Address                      Election  Indirectly, Directly
and Date of Birth      Principal      as        as of      as of
 of Nominee         Occupations(1) Director  1/31/94(2)   1/31/94
_________________________________________________________________

                 T. Rowe Price International Funds,
                 Inc., and the 16 T. Rowe
                 Price Income Funds/Trusts

Donald W. Dick,  Partner,            1989
Jr.              Overseas Partners, Inc.,
375 Park Avenue  a financial investment
Avenue           firm; formerly (6/65-3/89)
Suite 3505       Director and Vice President-
New York, NY     Consumer Products Division,
10152            McCormick & Company,
1/27/43          Inc., international food
                 processors; Director/
                 Trustee, Waverly Press,
                 Inc. and the following T. Rowe
                 Price Funds/Trusts: International,
                 Growth Stock, Growth & Income,
                 New America Growth, Capital
                 Appreciation, Balanced (since
                 inception), Mid-Cap Growth
                 (since inception), OTC (since
                 inception), Dividend Growth (since
                 inception), and Blue Chip Growth
                 (since inception)

Addison Lanier   Financial           1989
441 Vine Street, management; President
#2310            and Director, Thomas
Cincinnati, OH   Emery's Sons, Inc. and
45202-2913       Emery Group, Inc.; Director/
1/12/24          Trustee, Scinet Development
                 and Holdings, Inc. and the
                 following T. Rowe Price Funds/
                 Trusts: International,
                 New America Growth,
                 Equity Income, Small-Cap
                 Value, Balanced (since inception),
                 Mid-Cap Growth (since inception),
                 OTC (since inception), Dividend
                 Growth (since inception), and
                 Blue Chip Growth (since inception)

PAGE 11
_________________________________________________________________
                                                Fund     All Other
                                               Shares      Price
                                            Beneficially   Funds'
                                     Year      Owned,     Shares
                                      of      Directly Beneficially
                                   Original      or        Owned
Name, Address                      Election  Indirectly, Directly
and Date of Birth      Principal      as        as of      as of
 of Nominee         Occupations(1) Director  1/31/94(2)   1/31/94
_________________________________________________________________

*M. David Testa  Chairman of the     1989
100 East Pratt   Board and member of
Street           Executive Committee of
Baltimore, MD    the Fund; Managing
21202            Director, T. Rowe Price
4/22/44          Associates, Inc.;
                 Chairman of the Board, Rowe
                 Price-Fleming International,
                 Inc. and the following T. Rowe
                 Price Funds: International
                 and Growth Stock; Vice
                 President and Director, T.
                 Rowe Price Trust Company and
                 T. Rowe Price Balanced Fund, Inc.
                 (since inception); Director of the
                 following T. Rowe Price Funds:
                 Dividend Growth (since
                 inception) and Blue Chip Growth
                 (since inception); Vice President,
                 T. Rowe Price Spectrum Fund, Inc.
                 (since inception)

*Martin G. Wade  President and       1989
25 Copthall      member of Executive
Avenue           Committee of the Fund;
London, EC2R 7DR President, Rowe Price-Fleming
England          International, Inc.; Director,
2/16/43          Robert Fleming Holdings
                 Limited; President and Director,
                 T. Rowe Price International Funds,
                 Inc.

* Nominees considered "interested persons" of Price-Fleming.

(1) Except as otherwise noted, each individual has held the office indicated, or other offices in the same company, for the last five years.





PAGE 12

(2) The Fund is designed for institutional investors, particularly trust companies and banks, acting for themselves, or in a fiduciary, advisory, agency, custodial or similar capacity. Fund shares may not be purchased directly by individual investors, including the Fund's directors, although institutions may purchase shares on behalf of individuals.

          The directors of the Corporation who are officers or employees of Price-Fleming receive no remuneration from the Corporation. For the year 1993, Messrs. Bailey, Deering, Dick and Lanier, were each paid a director's fee by the Fund in accordance with the following fee schedule: a fee of $25,000 per year as the initial fee for the first Price Fund/Trust on which a director serves; a fee of $5,000 for each of the second, third, and fourth Price Funds/Trusts on which a director serves; a fee of $2,500 for each of the fifth and sixth Price Funds/Trusts on which a director serves; and a fee of $1,000 for each of the seventh and any additional Price Funds/Trusts on which a director serves. The Price Funds consist of the Corporation and the twenty-_____ other Price Funds/Trusts for which T. Rowe Price serves as investment manager and sponsor. For the year ended December 31, 1993, this group of directors received from the Fund directors' fees aggregating $10,149, including expenses. Those nominees indicated by an asterisk (*) are persons who, for purposes of Section 2(a)(19) of the Investment Company Act of 1940 are considered "interested persons" of Price-Fleming. Each such nominee is deemed to be an "interested person" by virtue of his officership, directorship and/or employment with Price-Fleming. Messrs. Bailey, Deering, Dick, and Lanier are the independent directors of the Corporation.

          The Price Funds have established a Joint Audit Committee, which is comprised of at least one independent director representing each of the Funds. Messrs. Bailey, Deering and Dick, directors of the Corporation, are members of the Committee. The other member is Hubert D. Vos. These directors also receive a fee of $500 for each Committee meeting attended. The Audit Committee holds two regular meetings during each fiscal year, at which time it meets with the independent accountants of the Price Funds to review: (1) the services provided; (2) the findings of the most recent audit; (3) management's response to the findings of the most recent audit; (4) the scope of the audit to be performed; (5) the accountants' fees; and (6) any accounting questions relating to particular areas of the Price Funds' operations or the operations of parties dealing with the Price Funds, as circumstances indicate.

          The Board of Directors of the Corporation has an Executive Committee which is authorized to assume all the powers of the Board to manage the Corporation, with respect to the Fund, in the intervals between meetings of the Board, except the powers
PAGE 13

prohibited by statute from being delegated.

          The Board of Directors of the Corporation has a Nominating Committee, which is comprised of all the Corporation's independent directors. The Nominating Committee, which functions only in an advisory capacity, is responsible for reviewing and recommending to the full Board candidates for election as independent directors to fill vacancies on the Fund's Board of Directors. The Nominating Committee will consider written recommendations from shareholders for possible nominees. Shareholders should submit their recommendations to the Secretary of the Corporation. Members of the Nominating Committee met informally during the last full fiscal year, but the Committee as such held no formal meetings.

          The Board of Directors held eight meetings during the last full fiscal year. With the exception of Mr. Wade, each director standing for reelection attended 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors (held during the period for which he was a director) and (ii) the total number of meetings held by all committees of the Board on which he served.

PAGE 14
2.  APPROVAL OR DISAPPROVAL OF CHANGES TO THE FUND'S FUNDAMENTAL
    INVESTMENT POLICIES

    The Investment Company Act of 1940 (the "1940 Act") requires investment companies such as the Fund to adopt certain specific investment policies that can be changed only by shareholder vote. An investment company may also elect to designate other policies that may be changed only by shareholder vote. Both types of policies are often referred to as "fundamental policies."
Certain of the Fund's fundamental policies have been adopted in the past to reflect regulatory, business or industry conditions that are no longer in effect. Accordingly, the Fund's Board of Directors has approved, and has authorized the submission to the Fund's shareholders for their approval, the amendment and/or reclassification of certain of the fundamental policies applicable to the Fund.

    The proposed amendments would (i) simplify and modernize the limitations that are required to be fundamental by the 1940 Act and (ii) eliminate as fundamental any limitations that are not required to be fundamental by that Act. By reducing to a minimum those limitations that can be changed only by shareholder vote, the Fund would be able to minimize the costs and delay associated with holding frequent annual shareholders' meetings. The Directors also believe that T. Rowe Price's ability to manage the Fund's assets in a changing investment environment will be enhanced and that investment management opportunities will be increased by these changes.


A.  PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY
    TO INCREASE ITS ABILITY TO ENGAGE IN BORROWING TRANSACTIONS

    The Board of Directors has proposed an amendment to the Fund's fundamental policy which would permit the Fund greater flexibility to engage in borrowing transactions. The current restriction is not required by applicable law. The new restriction would (1) allow the Fund to borrow larger amounts of money; (2) borrow from persons other than banks or other Price Funds to the extent permitted by applicable law; and (3) clarify that the Fund's restriction on borrowing does not prohibit the Fund from entering into reverse repurchase agreements and other proper investments and transactions. The new restriction would also conform the Fund's policy on borrowing to one which is expected to become standard for all T. Rowe Price mutual funds. The Board believes that standardized policies will assist the Fund and Price-Fleming in monitoring compliance with the various investment restrictions to which the T. Rowe Price mutual funds are subject. The Board has directed that such amendment be submitted to shareholders for approval or disapproval.

    The Fund's current fundamental policy in the area of borrowing is as follows:

PAGE 15

    "[As a matter of fundamental policy, the Fund may not:] Borrow money, except the Fund may borrow from banks or other Price Funds as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 30% of its total assets valued at market. The Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities (see page ___ of prospectus). Interest paid on any such borrowings will reduce net investment income. The Fund may enter into futures contracts as set forth in [its fundamental policy on futures];"

    As amended, the Fund's fundamental policy on borrowing would be as follows:

    "[As a matter of fundamental policy, the Fund may not:] Borrow money except that the Fund may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Fund's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Fund may borrow from banks, other Price Funds or other persons to the extent permitted by applicable law."

    If approved, the primary effect of the proposals would be to allow the Fund to: (1) borrow up to 33 1/3% (or such higher amount permitted by law) of its total assets (including the amount borrowed) less liabilities (other than borrowings) as opposed to the current limitation of 30%; (2) borrow from persons other than banks and other mutual funds advised by Price-Fleming or T. Rowe Price Associates, Inc. ("Price Funds"); and (3) enter into reverse repurchase agreements and other investments consistent with the Fund's investment objective and program.

33 1/3% Limitation

    The increase in the amount of money which the Fund could borrow is designed to allow the Fund greater flexibility to meet shareholder redemption requests should the need arise. As is the case under its current policy, the Fund would not borrow to increase income through leveraging. It is possible the Fund's ability to borrow a larger percentage of its assets could adversely affect the Fund if the Fund were unable to liquidate sufficient securities, or the Fund were forced to liquidate securities at unfavorable prices, to pay back the borrowed sums. PAGE 16

However, the Directors believe the risks of such possibilities are outweighed by the greater flexibility the Fund would have in borrowing. The increased ability to borrow should permit the Fund, if it were faced with substantial shareholder redemptions, to avoid liquidating securities at unfavorable prices or times to a greater degree than would be the case under the current policy.

Reverse Repurchase Agreements

    To facilitate portfolio liquidity, it is possible the Fund could enter into reverse repurchase agreements. Reverse repurchase agreements are ordinary repurchase agreements in which a fund is a seller of, rather than the investor in, securities, and agrees to repurchase them at an agreed upon time and price. Reverse repurchase agreements can avoid certain market risks and transaction costs associated with an outright sale and repurchase. Reverse repurchase agreements, however, may be viewed as borrowings. To the extent they are, the proposed amendment would clarify that the Fund's restrictions on borrowing would not prohibit the Fund from entering into a reverse repurchase agreement.

Other Changes

    The other proposed changes in the Fund's fundamental policy
- - to allow the Fund to borrow from persons other than banks and other Price Funds to the extent consistent with applicable law - and to engage in transactions other than reverse repurchase agreements which may involve a borrowing - are simply designed to permit the Fund the greatest degree of flexibility permitted by law in pursuing its investment program. All activities of the Fund are, of course, subject to the 1940 Act and the rules and regulations thereunder as well as various state securities laws.

    The Board of Directors recommends that shareholders vote FOR the proposal.


B.  PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL POLICIES ON
    INVESTING IN COMMODITIES AND FUTURES CONTRACTS TO PROVIDE
    GREATER FLEXIBILITY IN FUTURES TRADING

    The Board of Directors has proposed amendments to the Fund's Fundamental Investment Policies on commodities and futures. The principal purpose of the proposals is to conform the Fund's policies on commodities and futures with policies which are expected to become standard for all T. Rowe Price mutual funds. The Board has directed that such amendments be submitted to shareholders for approval or disapproval.

    The Fund's current fundamental policies in the area of investing in commodities and futures are as follows:

PAGE 17

    Commodities

    "[As a matter of fundamental policy, the Fund may not:] Purchase or sell commodities or commodity contracts; except that it may (i) enter into futures contracts and options on futures contracts, subject to [its fundamental policy on futures]; (ii) enter into forward foreign currency exchange contracts (although the Fund does not consider such contracts to be commodities); and (iii) purchase or sell instruments which have the characteristics of both futures contracts and securities;"

    Futures Contracts

    "[As a matter of fundamental policy, the Fund may not:] Enter into a futures contract or an option thereon, although the Fund may enter into financial and currency futures contracts or options on financial and currency futures contracts;"

    As amended, the Fund's fundamental policies on investing in futures and commodities would be combined and would be as follows:

    "[As a matter of fundamental policy, the Fund may not:]
    Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;"

    In addition, the Board of Directors intends to adopt the following operating policy, which may be changed by the Board of Directors without further shareholder approval.

    "[As a matter of operating policy, the Fund will not:] Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such positions would exceed 5% of the Fund's net asset value (the "New Operating Policy")."

    If adopted, the primary effect of the amendment would be to remove the restriction in the current policies the Fund may only enter into financial and currency futures. Although not specifically described in the amended fundamental restriction, the Fund would continue to have the ability to enter into forward foreign currency contracts and to invest in instruments which have the characteristics of futures and securities.

    The Fund has no current intention of investing in non-financial types of futures. However, the new policy, if adopted, would allow it to do so. The risks of any such futures activity could differ from the risks of the Fund's currently permitted futures activity. As noted, the principal purpose of seeking the PAGE 18 proposed change in the Fund's fundamental policies is to conform such policies to ones which are expected to become standard for all T. Rowe Price Funds. The Board of Directors believes that standardized policies will assist the Fund and Price-Fleming in monitoring compliance with the various investment restrictions to which the T. Rowe Price Funds are subject.

    The Board of Directors recommends that shareholders vote FOR the proposal.


C.  PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL POLICY ON INDUSTRY
    CONCENTRATION

    The Board of Directors has proposed an amendment to the Fundamental policy of the Fund on industry concentration. The amendment would not result in a change in the way in which the Fund invests its assets. If the amendment is adopted, under the new fundamental policy, it would be prohibited from investing more than 25% of its total assets in the securities of any single foreign government. The Fund currently has an operating policy prohibiting such investments. The Board has directed that such amendment be submitted to shareholders for approval or disapproval.

    The Fund's current fundamental policy in the area of industry concentration is as follows:

    "[As a matter of fundamental policy, the Fund may not:] Purchase the securities of any issuer, if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry other than obligations issued or guaranteed by the U.S. Government or any foreign government, their agencies or instrumentalities; provided that, as a matter of operating policy, the Fund will not invest more than 25% of its total assets in securities issued by any one foreign government;"

    As amended the Fund's fundamental policy on industry concentration would be as follows:

    "[As a matter of fundamental policy, the Fund may not:] Purchase the securities of any issuer if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry;"

    The amended policy does not include any reference to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities as an exception to the general prohibition against industry concentration. This is because the

PAGE 19
SEC has determined that the U.S. government is not an industry. Therefore, there is no need to make specific reference to this position in the policy. By contrast, the SEC considers foreign governments to be securities for purposes of industry concentration restrictions. As a result, the Fund would continue to be prohibited from investing more than 25% of the value of its total assets in the securities of foreign governments, unless the SEC were to determine foreign governments were not an industry for purposes of this concentration restriction.

    The Board of Directors recommends that shareholders vote FOR the proposal.


D.  PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY
    REGARDING THE MAKING OF LOANS

    The Board of Directors has proposed an amendment to the Fundamental Investment Policies of the Fund in order to: (i) increase slightly the amount of its assets which may be subject to its lending policy; and (ii) allow the Fund to purchase the entire or any portion of the debt of a company. The new restriction would also conform the Fund's policy on lending to one which is expected to become standard for all T. Rowe Price mutual funds. The Board believes that standardized policies will assist the Fund and Price-Fleming in monitoring compliance with the various investment restrictions to which the T. Rowe Price mutual funds are subject. The Board has directed that such amendment be submitted to shareholders for approval or disapproval.

    The Fund's current fundamental policy in the area of making loans is as follows:

    "[As a matter of fundamental policy, the Fund may not:]
    Make loans, although the Fund may purchase money market securities and enter into repurchase agreements; provided, however, that the Fund may acquire publicly-distributed bonds, debentures, notes and other debt securities and may purchase debt securities at private placement within the limits imposed on the acquisition of restricted securities;"

    As amended, the Fund's fundamental policy on loans would be as follows:

    "[As a matter of fundamental policy, the Fund may not:]
    Make loans, although the Fund may (i) participate in an interfund lending program with other Price Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets; (ii) purchase money market securities
PAGE 20

    and enter into repurchase agreements; and (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt;"

33 1/3% Restriction

    The Fund's current fundamental policy on lending restricts the Fund to lending no more than 30% of the value of the Fund's total assets. The new policy would raise this amount to 33 1/3% of the value of the Fund's total assets. The purpose of this change is to conform the Fund's policy to one that is expected to become standard for all Price Funds and to permit the Fund to lend its assets to the maximum extent permitted under applicable law. The Board of Directors does not view this change as significantly raising the level of risk to which the Fund would be subject.

Purchase of Debt

    The Fund's fundamental policy on lending allows the Fund to purchase debt securities as an exception to the general limitations on making loans. However, there is no similar exception for the purchase of straight debt, e.g., debt held by a bank for example which might not be considered a debt security. Such an investment might be subject to greater risks of liquidity and unavailability of public information than would be the case for an investment in a publicly held security. The primary purpose of this proposal is to conform the Fund's fundamental policy in this area to one that is expected to become standard for all Price Funds. The Fund will continue to invest primarily in equity securities. However, the Board of Directors believes that increased standardization will help promote operational efficiencies and facilitate monitoring of compliance with the Fund's investment restrictions.

Other Matters

    For purposes of the restriction on lending, the Fund will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

    The Board of Directors recommends that shareholders vote FOR the proposal.


E.  TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION ON THE
    ISSUANCE OF SENIOR SECURITIES

    The Fund's Board of Directors has proposed an amendment to the Fund's fundamental policy on investing in senior securities which would allow the Fund to invest in senior securities to the

PAGE 21
extent permitted under the Investment Company Act of 1940. The new policy, if adopted, would provide the Fund with greater flexibility in pursuing its investment objective and program. The Board has directed that such amendment be submitted to shareholders for approval or disapproval.

    The Fund's current fundamental policy in the area of issuing senior securities is as follows:

    "[As a matter of fundamental policy, the Fund may not:]
    Issue senior securities;"

    As amended, the Fund's fundamental policy on issuing senior securities would be as follows:

    "[As a matter of fundamental policy, the Fund may not:]
    Issue senior securities except in compliance with the Investment Company Act of 1940;"

    The 1940 Act limits a Fund's ability to issue senior securities or engage in investment techniques which could be deemed to create a senior security. Although the definition of a "senior security" involves complex statutory and regulatory concepts, a senior security is generally thought of as a class of security preferred over shares of the Fund with respect to the Fund's assets or earnings. It generally does not include temporary or emergency borrowings by the Fund (which might occur to meet shareholder redemption requests) in accordance with federal law and the Fund's investment limitations. Various investment techniques that obligate the Fund to pay money at a future date (e.g., the purchase of securities for settlement on a date that is longer than required under normal settlement practices) occasionally raise questions as to whether a "senior security" is created. The Fund utilizes such techniques only in accordance with applicable regulatory requirements under the 1940 Act. Although the Fund has no current intention of issuing senior securities, the proposed change will clarify the Fund's authority to issue senior securities in accordance with the 1940 Act without the need to seek shareholder approval.

    The Board of Directors recommends that shareholders vote FOR the proposal.


F.  PROPOSAL TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT
    POLICY ON PURCHASING SECURITIES ON MARGIN

    The Board of Directors has proposed that the Fund's Fundamental Investment Policy on purchasing securities on margin be changed from a fundamental policy to an operating policy. Fundamental policies may be changed only by shareholder vote, while operating policies may be changed by the Board of Directors without shareholder approval. The purpose of the proposal is to

PAGE 22
allow the Fund greater flexibility in responding to market and regulatory developments by providing the Board of Directors with the authority to make changes in the Fund's policy on margin without further shareholder approval. The new restriction would also conform the Fund's policy on margin to one which is expected to become standard for all T. Rowe Price mutual funds. The Board believes that standardized policies will assist the Fund and Price-Fleming in monitoring compliance with the various investment restrictions to which the T. Rowe Price mutual funds are subject. The Board has directed that such amendment be submitted to shareholders for approval or disapproval.

    The Fund's current fundamental policy in the area of purchasing securities on margin is as follows:

    "[As a matter of fundamental policy, the Fund may not:] Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities; except that it may make margin deposits in connection with futures contracts, subject to [its fundamental policy on futures];"

    As amended, the Fund's operating policy on purchasing securities on margin would be as follows:

    "[As a matter of operating policy, the Fund may not:]
    Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) it may make margin deposits in connection with futures contracts or other permissible investments;"

    Both the Fund's current policy and the proposed operating policy prohibit the purchase of securities on margin but allow the Fund to make margin deposits in connection with futures contracts and use such short-term credit as is necessary for clearance of purchases of portfolio securities. The proposed operating policy also would acknowledge that the Fund is permitted to make margin deposits in connection with other investments in addition to futures. Such investments might include, but are not limited to, written options where the Fund could be required to put up margin with a broker as security for the Fund's obligation to deliver the security on which the option is written.

    The Board of Directors recommends that shareholders vote FOR the proposal.


G.  PROPOSAL TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT
    POLICY ON PLEDGING ITS ASSETS

     The Board of Directors has proposed that the Fund's

PAGE 23
Fundamental Investment Restriction on pledging its assets be eliminated and replaced with an operating policy. Fundamental policies may be changed by shareholder vote, while operating policies may be changed by vote of the Board of Directors without shareholder approval. Applicable law does not require the current percentage limitation set forth in the policy and does not require such policy to be fundamental. The new operating policy would allow the Fund to pledge, in connection with Fund indebtedness 33 1/3% of its total assets (a slight increase from the current restriction) and allow the Fund to pledge assets in connection with permissible investments. The Board of Directors believes it is advisable to provide the Fund with greater flexibility in pursuing its investment objective and program and responding to regulatory and market developments. The new restriction would also conform the Fund's policy on pledging its assets to one which is expected to become standard for all T. Rowe Price mutual funds. The Board believes that standardized policies will assist the Fund and Price-Fleming in monitoring compliance with the various investment restrictions to which the
T. Rowe Price mutual funds are subject. The Board has directed that such proposals be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of pledging its assets is as follows:

     "[As a matter of fundamental policy, the Fund may not:] Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 30% of the Fund's total assets valued at market at the time of the borrowing;"

     The operating policy on pledging of assets, to be adopted by the Fund, would be as follows:

     "[As a matter of operating policy, the Fund may not:] Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of the borrowing or investment;"

     The operating policy would allow the Fund to pledge 33 1/3% of its total assets instead of the current 30%. The new policy, in addition to allowing pledging in connection with indebtedness would clarify the Fund's ability to pledge its assets in connection with permissible investments. Such pledging could arise, for example, when the Fund engages in futures or options transactions or purchases securities on a when-issued or forward basis. As an operating policy, the Board of Directors could

PAGE 24
modify the proposed policy on pledging in the future as the need arose, without seeking further shareholder approval.

          Pledging assets to other parties is not without risk. Because assets that have been pledged to other parties may not be readily available to the Fund, the Fund may have less flexibility in liquidating such assets if needed. Therefore, the new policy, by allowing the Fund to pledge a greater portion of its assets, could, to a greater extent than the current policy, impair the Fund's ability to meet current obligations, or impede portfolio management. On the other hand, these potential risks should be considered together with the potential benefits, such as increased flexibility to borrow and the increased ability of the Fund to pursue its investment program.

          The Board of Directors recommends that shareholders vote FOR the proposal.


H.   TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON
     SHORT SALES

     The Fund's Board of Directors has proposed that the Fund's Fundamental Policy on effecting short sales be eliminated and replaced with an identical operating policy. Fundamental policies may be changed only by shareholder vote, while operating policies may be changed by the Board of Directors without shareholder approval. The current policy of the Fund is not required by applicable law to be fundamental. The purpose of the proposal is to provide the Fund with greater flexibility in pursuing its investment objective and program. The Board has directed that the proposal be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of effecting short sales of securities is as follows:

     "[As a matter of fundamental policy, the Fund may not:] Purchase or retain the securities of any issuer if, to the knowledge of the Fund's management, those officers and directors of the Fund, and of its investment manager, who each owns beneficially more than .5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities;"

     The operating policy on short sales, to be adopted by the Fund, would be as follows:

     "[As a matter of operating policy, the Fund may not:]
     Effect short sales of securities;"

     The current fundamental policy was formerly required by certain states to be fundamental. This is no longer the case and
PAGE 25

the replacement of the policy with an operating policy will adequately protect the Fund while providing greater flexibility to the Fund to respond to market or regulatory developments by allowing the Board of Directors the authority to make changes in this policy without seeking further shareholder approval.

     In a short sale, an investor, such as the Fund, sells a borrowed security and must return the same security to the lender. Although the Board has no current intention of allowing the Fund to engage in short sales, if the proposed amendment is adopted, the Board would be able to authorize the Fund to engage in short sales at any time without further shareholder action. In such a case, the Fund's prospectus would be amended and a description of short sales and their risks would be set forth therein.

     The Board of Directors recommends that shareholders vote FOR the proposal.


3.   PROPOSAL TO AMEND THE FUND'S ARTICLES OF INCORPORATION TO
     REMOVE THE REQUIREMENT THAT STOCK CERTIFICATES BE ISSUED TO
     FUND SHAREHOLDERS

     Under the Fund's Articles of Incorporation, the Fund is required to issue stock certificates to any shareholder who makes a written request for them in accordance with established procedures. In the absence of a proper request, the Fund is not required to issue such certificates. After careful consideration of this provision, the Board of Directors has determined that it would be advantageous to the Fund and its shareholders to amend the Articles of Incorporation so as to remove this requirement in order to save the Fund the cost of issuing stock certificates. The reasons for the proposed amendment to the Articles of Incorporation are described below in more detail.

Reasons for the Proposal

     Several years ago, Maryland law was amended to eliminate the requirement that a corporation issue stock certificates for its shares. The law was adopted in recognition of a growing trend away from the issuance of stock certificates to the issuance of book entry shares. Very few shareholders request stock certificates. Nevertheless, the few shareholders that do, require the Fund to maintain an inventory of stock certificates for issuance to such shareholders. This results in printing, operational, security, central and transportation expenses to the Fund, which are borne by all shareholders. Further, holding securities in certificate form has certain disadvantages for shareholders. First, a shareholder who wishes to redeem shares represented by lost certificates must provide notarized documents attesting to the loss and a check payable in an amount equal to

PAGE 26
2% of the value of the shares represented by such certificates in order to purchase a surety bond to protect the Fund against fraudulent presentment. Only after these procedural steps have been taken can a new certificate be issued, transferred or redeemed. Second, shareholders who hold certificates may not make telephone requests for redemption or exchange of their shares, but must request such transactions in writing. The proposal if adopted, would not affect shareholders wishing to collateralize their shares in connection with loans. Such shareholders would still be able to accomplish this by setting up a pledge registration through the Fund's book entry share system. The majority of the Price Funds do not issue stock certificates. The elimination of certificates in the other Price Fund's has not proven to be disruptive and has not imposed undue hardships on shareholders. Thus, the Directors do not believe it would be disruptive for this Fund.

     It is the current intention of the Board of Directors not to eliminate outstanding certificates. Thus, outstanding certificates would not be recalled and only shares purchased after the effective date of the proposal, currently contemplated
as           , would be affected.  However, at some time in the
future, the Board of Directors might determine to recall outstanding certificates and replace them with book entry shares.

     The Board of Directors of the Fund has determined that the proposed amendment to the Articles of Incorporation is advisable and have recommended that the amendment be approved by shareholders.

     The Board of Directors recommends that shareholders vote FOR the proposal.


4.   RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT
     ACCOUNTANTS

          The selection by the Board of Directors of the firm of Coopers & Lybrand as the independent accountants for the Corporation, on behalf of the Fund, for the fiscal year 1994 is to be submitted for ratification or rejection by the shareholders at the Shareholder Meeting. The firm of Coopers & Lybrand has served the Corporation as independent accountants since the Fund's inception. The independent accountants have advised the Corporation that they have no direct or material indirect financial interest in the Corporation or the Fund. Representatives of the firm of Coopers & Lybrand are expected to be present at the Shareholder Meeting and will be available to make a statement, if they desire to do so, and to respond to appropriate questions which the shareholders may wish to address to them.



PAGE 27
INVESTMENT MANAGER

          The Fund's investment manager is Price-Fleming, a Maryland corporation, 100 East Pratt Street, Baltimore, Maryland 21202. The principal executive officer of Price-Fleming is Mr. Testa, who together with George J. Collins, D. William J. Garrett, P. John Manser, George A. Roche, Charles H. Salisbury, Jr. and Alan H. Smith, constitute its Board of Directors. The address of each of these persons, with the exception of Messrs. Garrett, Manser and Smith, is 100 East Pratt Street, Baltimore, Maryland 21202, and, with the exception of Messrs. Garrett, Manser and Smith, all are employed by T. Rowe Price Associates, Inc. ("T. Rowe Price"). Mr. Garrett is Chairman of Robert Fleming Securities Limited and a Director of Robert Fleming Holdings Limited ("Robert Fleming Holdings"), Robert Fleming Investment Trust, Robert Fleming Management Services Limited and various other affiliates of Robert Fleming Holdings. Mr. Manser is Chairman of Robert Fleming & Co. Limited, Chief Executive of Robert Fleming Holdings, Deputy Chairman of Robert Fleming Asset Management Limited and a Director of various other affiliates of Robert Fleming Holdings, Fleming Investment Management Limited and Jardine Fleming Group Limited. Mr. Manser is also a Director of the U.K. Securities and Investments Board. Mr. Smith is the Managing Director of Jardine Fleming Holdings Limited, Chairman of Jardine Fleming Investment Management Limited, Jardine Fleming & Co. Limited and Jardine Fleming Securities Limited, and a Director of Robert Fleming Holdings, Robert Fleming, Inc. and various other affiliates of Jardine Fleming. The address for Messrs. Garrett and Manser is 25 Copthall Avenue, London, EC2R 7DR England. Mr. Smith's address is Jardine Fleming Holdings Ltd., 46th Floor, Jardine House, GPO, Box 70, Hong Kong.

          The officers of the Corporation (other than the nominees for election as directors) and their positions with Price-Fleming and T. Rowe Price are as follows:

                                                   Position with
                         Position    Position          Price
Officer                  with Fund with Manager     Associates

*Edward A. Wiese         Executive      Vice            Vice
                         Vice President President       President
Christopher D. Alderson  Vice           Vice President  None
                         President
John R. Ford             Vice           Executive       None
                         President      Vice President
Henry H. Hopkins         Vice           Vice President  Managing
                         President                      Director
Robert C. Howe           Vice           Vice President  Vice
                         President                      President
George A. Murnaghan      Vice           Vice President  Vice
                         President                      President


PAGE 28
James S. Riepe           Vice           None            Managing
                         President                      Director
R. Todd Ruppert          Vice           None            Vice
                         President                      President
James B.M. Seddon        Vice           Vice President  None
                         President
David J. L. Warren       Vice           Executive       None
                         President      Vice President
William F. Wendler, II   Vice           Vice            Vice
                         President      President       President
Lenora V. Hornung        Secretary      None            Vice
                                                        President
Carmen F. Deyesu         Treasurer      None            Vice
                                                        President
David S. Middleton       Controller     None            Vice
                                                        President
Roger L. Fiery           Assistant      Vice President  Vice
                         Vice President                 President
Edward T. Schneider      Assistant      None            Vice
                         Vice President                 President
Ingrid I. Vordemberge    Assistant      None            Employee
                         Vice President

*Mr. Wiese's date of birth is 4/12/59.  He has been Executive
Vice President of the Fund since _______ and has been employed by
T. Rowe Price since 4/1/86.

          None of the officers of the Corporation own shares of the common stock of Price-Fleming, its only class of securities. As of December 31, 1993, all of the common stock of Price-Fleming was owned by T. Rowe Price (100,000 shares), Robert Fleming Holdings (50,000 shares), and Jardine Fleming International Holdings Limited ("JFI") (50,000 shares), a subsidiary of Jardine Fleming Group Limited ("JFG"). T. Rowe Price and Robert Fleming Holdings are each considered to be an affiliated and controlling person of Price-Fleming. JFG and JFI are considered to be affiliated persons of Price-Fleming. T. Rowe Price has the right to elect a majority of the board of directors of Price-Fleming, and Robert Fleming Holdings has the right to elect the remaining directors, one of whom will be nominated by JFG.

          The following information pertains to transactions involving common stock of T. Rowe Price, par value $.20 per share ("Stock"), during the period January 1, 1993 through December 31, 1993. There were no transactions during the period by any director or officer of the Fund, or any director or officer of T. Rowe Price which involved more than 1% of the outstanding Stock of T. Rowe Price. These transactions did not involve, and should not be mistaken for, transactions in the stock of the Fund.

          During the period, the holders of certain options purchased a total of 343,525 shares of common stock at varying prices from $0.67 to $18.75 per share. Pursuant to the terms of

PAGE 29
T. Rowe Price's Employee Stock Purchase Plan, eligible employees of T. Rowe Price and its subsidiaries purchased an aggregate of 96,931 shares at fair market value. Such shares were purchased in the open market during this period for employees' accounts.

          The Company's Board of Directors has approved the repurchase of shares of its common stock in the open market. During 1993, the Company purchased 80,000 common shares under this plan, leaving 1,432,000 shares authorized for future repurchase at December 31, 1993.

          During the period, T. Rowe Price issued 1,154,000 common stock options with an exercise price of $28.13 per share to certain employees under terms of the 1990 and 1993 Stock
Incentive Plans.

          An audited consolidated balance sheet of Price-Fleming as of December 31, 1993, is included in this Proxy Statement.


INVESTMENT MANAGEMENT AGREEMENT

       Price-Fleming serves as investment manager to the Fund pursuant to an Investment Management Agreement dated May 1, 1990 (the "Management Agreement"), which was approved by the shareholders of the Fund on April 19, 1990. By its terms, the Management Agreement will continue in effect from year to year as long as it is approved annually by the Fund's Board of Directors (at a meeting called for that purpose) or by vote of a majority of the Fund's outstanding shares. In either case, renewal of the Management Agreement must be approved by a majority of the Fund's independent directors. On March 1, 1994, the directors of the Corporation, on behalf of the Fund, including all of the independent directors, voted to extend the Management Agreement for an additional period of one year, commencing May 1, 1994, and terminating April 30, 1995. The Management Agreement is subject to termination by either party without penalty on 60 days' written notice to the other and will terminate automatically in the event of assignment.

          Under the Management Agreement, Price-Fleming provides the Corporation, on behalf of the Fund with discretionary investment services. Specifically, Price-Fleming is responsible for supervising and directing the investments of the Fund in accordance with the Fund's investment objective, program and restrictions as provided in its prospectus and Statement of Additional Information. Price-Fleming is also responsible for effecting all securities transactions on behalf of the Fund, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. In addition to these services, Price-Fleming provides the Fund with certain corporate administrative services, including: maintaining the Corporation's corporate existence and corporate records; registering and

PAGE 30
qualifying Fund shares under federal and state laws; monitoring the financial, accounting, and administrative functions of the Fund; maintaining liaison with the agents employed by the Corporation, on behalf of the Fund, such as the Fund's custodian and transfer agent; assisting the Fund in the coordination of such agents' activities; and permitting Price-Fleming's employees to serve as officers, directors and committee members of the Fund without cost to the Fund.

          The Management Agreement also provides that Price-Fleming, its directors, officers, employees and certain other persons performing specific functions for the Fund will only be liable to the Fund for losses resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

          The Management Agreement provides that the Fund will bear all expenses of its operations not specifically assumed by Price-Fleming. However, in compliance with certain state regulations, Price-Fleming will reimburse the Fund for certain expenses which in any year exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. Presently, the most restrictive expense ratio limitation imposed by any state is 2.5% of the first $30 million of the Fund's average daily net assets, 2% of the next $70 million of the average daily net assets, and 1.5% of net assets in excess of $100 million. For the purpose of determining whether the Fund is entitled to reimbursement, the expenses of the Fund are calculated on a monthly basis. If the Fund is entitled to reimbursement, that month's management fee will be reduced or postponed, with any adjustment made after the end of the year. For the years ended December 31, 1993, December 31, 1992, and December 31, 1991, the ratios of operating expenses to average net assets of the Fund were 0.86%, 0.99%, and 1.00%, respectively.

          For its services to the Fund under the Management Agreement, Price-Fleming is paid an annual fee, in monthly installments, based on the Fund's average daily net assets at the rate of 0.70%. At December 31, 1993, the net assets of the Fund were $489,388,649, and a management fee of $2,063,734 was paid by the Fund to Price-Fleming.


PORTFOLIO TRANSACTIONS

Investment or Brokerage Discretion

     Decisions with respect to the purchase and sale of portfolio securities on behalf of the Fund is made by Price-Fleming.
Price-Fleming is also responsible for implementing these decisions, including the allocation of portfolio brokerage and principal business and the negotiation of commissions.


PAGE 31

How Brokers and Dealers are Selected

     Equity Securities

     Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally not been negotiated on stock markets outside the United States. In recent years, however, an increasing number of overseas stock markets have adopted a system of negotiated rates, although a number of markets continue to be subject to an established schedule of minimum commission rates. It is expected that equity securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if such market is deemed the primary market. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission or discount.

     In purchasing and selling the Fund's portfolio securities, it is Price-Fleming's policy to obtain quality execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates where such rates are negotiable. However, under certain conditions, the Fund may pay higher brokerage commissions in return for brokerage and research services. In selecting broker-dealers to execute the Fund's portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, their expertise in particular markets and the brokerage and research services they provide to Price-Fleming or the Fund. It is not the policy of Price-Fleming to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

     Fixed Income Securities

     For fixed income securities, it is expected that purchases and sales will ordinarily be transacted with the issuer, the issuer's underwriter or with a primary market maker acting as principal on a net basis, with no brokerage commission being paid by the Fund. However, the price of the securities generally includes compensation which is not disclosed separately. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices.

PAGE 32

     With respect to equity and fixed income securities, Price-Fleming may effect principal transactions on behalf of the Fund with a broker or dealer who furnishes brokerage and/or research services, designate any such broker or dealer to receive selling concessions, discounts or other allowances or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings. The prices the Fund pays to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter.

Descriptions of Research Services Received from Brokers and
Dealers

     Price-Fleming receives a wide range of research services from brokers and dealers covering investment opportunities throughout the world, including information on the economies, industries, groups of securities, individual companies, statistics, political developments, technical market action, pricing and appraisal services, and performance analyses of all the countries in which the Fund's portfolio is likely to be invested. Price-Fleming cannot readily determine the extent to which commissions charged by brokers reflect the value of their research services, but brokers occasionally suggest a level of business they would like to receive in return for the brokerage and research services they provide. To the extent that research services of value are provided by brokers, Price-Fleming may be relieved of expenses which it might otherwise bear. In some cases, research services are generated by third parties but are provided to Price-Fleming by or through brokers.

Commissions to Brokers who Furnish Research Services

     Certain broker-dealers which provide quality execution services also furnish research services to Price-Fleming. Price-Fleming has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause its clients to pay a broker which furnishes brokerage or research services a higher commission than that which might be charged by another broker which does not furnish brokerage or research services, or which furnishes brokerage or research services deemed to be of lesser value, if such commission is deemed reasonable in relation to the brokerage and research services provided by the broker, viewed in terms of either that particular transaction or the overall responsibilities of the adviser with respect to the accounts as to which it exercises investment discretion. Accordingly, Price-Fleming may assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker.

Miscellaneous


PAGE 33
     Research services furnished by brokers through which Price-Fleming effects securities transactions may be used in servicing all accounts managed by Price-Fleming, Conversely, research services received from brokers which execute transactions for the Fund will not necessarily be used by Price-Fleming exclusively in connection with the management of the Fund.

     Some of Price-Fleming's other clients have investment objectives and programs similar to those of the Fund. Price-Fleming may occasionally make recommendations to other clients which result in their purchasing or selling securities simultaneously with the Fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is Price-Fleming's policy not to favor one client over another in making recommendations or in placing orders. Price-Fleming frequently follows the practice of grouping orders of various clients for execution which generally results in lower commission rates being attained. In certain cases, where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client's proportionate share of such order reflects the average price paid or received with respect to the total order. Price-Fleming has established a general investment policy that it will ordinarily not make additional purchases of a common stock of a company for its clients (including the Price Funds) if, as a result of such purchases, 10% or more of the outstanding common stock of such company would be held by its clients in the aggregate.

     The Fund does not allocate business to any broker-dealer on the basis of its sales of the Fund's shares. However, this does not mean that broker-dealers who purchase Fund shares for their clients will not receive business from the Fund.

Transactions with Related Brokers and Dealers

     As provided in the Investment Management Agreement between the Fund and Price-Fleming, Price-Fleming is responsible not only for making decisions with respect to the purchase and sale of the Fund's portfolio securities, but also for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business. It is expected that Price-Fleming will often place orders for the Fund's portfolio transactions with broker-dealers through the trading desks of certain affiliates of Robert Fleming Holdings Limited ("Robert Fleming"), an affiliate of Price-Fleming.
Robert Fleming, through Copthall Overseas Limited, a wholly-owned subsidiary, owns 25% of the common stock of Price-Fleming. Fifty percent of the common stock of Price-Fleming is owned by TRP Finance, Inc., a wholly-owned subsidiary of T. Rowe Price, and the remaining 25% is owned by Jardine Fleming Holdings Limited, a subsidiary of Jardine Fleming Group Limited ("JFG"). JFG is 50%

PAGE 34
owned by Robert Fleming and 50% owned by Jardine Matheson Holdings Limited. The affiliates through whose trading desks such orders may be placed include Fleming Investment Management Limited ("FIM"), Fleming International Fixed Interest Management Limited ("FIFIM"), and Robert Fleming & Co. Limited ("RF&Co."). FIM, FIFIM and RF&Co. are wholly-owned subsidiaries of Robert Fleming. These trading desks will operate under strict instructions from the Fund's portfolio manager with respect to the terms of such transactions. Neither Robert Fleming, JFG, nor their affiliates will receive any commission, fee, or other remuneration for the use of their trading desks, although orders for a Fund's portfolio transactions may be placed with affiliates of Robert Fleming and JFG who may receive a commission.

     The Board of Directors of the Fund has authorized Price-Fleming to utilize certain affiliates of Robert Fleming and JFG in the capacity of broker in connection with the execution of each Fund's portfolio transactions, provided that Price-Fleming believes that doing so will result in an economic advantage (in the form of lower execution costs or otherwise) being obtained for each Fund. These affiliates include Jardine Fleming Securities Limited ("JFS"), a wholly-owned subsidiary of JFG, RF&Co., Jardine Fleming Australia Securities Limited, and Robert Fleming, Inc. (a New York brokerage firm).

     The above-referenced authorization was made in accordance with Section 17(e) of the Investment Company Act of 1940 (the "1940 Act") and Rule 17e-1 thereunder which require the Fund's independent directors to approve the procedures under which brokerage allocation to affiliates is to be made and to monitor such allocations on a continuing basis. Except with respect to tender offers, it is not expected that any portion of the commissions, fees, brokerage, or similar payments received by the affiliates of Robert Fleming in such transactions will be recaptured by the Fund. The directors have reviewed and from time to time may continue to review whether other recapture opportunities are legally permissible and available and, if they appear to be, determine whether it would be advisable for the Fund to seek to take advantage of them.

        During the year ended December 31, 1993, the Fund paid JFS and RF&Co. $172,755 and $3,275, respectively, in total brokerage commissions in connection with the Fund's portfolio transactions. The brokerage commissions paid to JFS and RF&Co. represented 20.3% and 0.4%, respectively, of the Fund's aggregate brokerage commissions paid during 1993. The aggregate dollar amount of transactions effected through JFS and RF&Co. involving the payment of commissions (including discounts received in connection with underwritings) represented 18.0% and 0.5%, respectively, of the aggregate dollar amount of all transactions involving the payment of commissions during 1993. In accordance with the written procedures adopted pursuant to Rule 17e-1, the independent directors of the Fund reviewed the Fund's 1993

PAGE 35
transactions with affiliated brokers and determined that such transactions resulted in an economic advantage to the Fund either in the form of lower execution costs or otherwise.

Other

          For the years ended December 31, 1993, 1992, and 1991, the total brokerage commissions paid by the Fund, including the discounts received by securities dealers in connection with underwritings, were $852,610, $563,000, and $389,000, respectively. Of these commissions, approximately 79%, 87%, and 84%, respectively, were paid to firms which provided research, statistical, or other services to Price-Fleming in connection with the management of the Fund or, in some cases, to the Fund.

          The portfolio turnover rate of the Fund for each of the last three years has been as follows: 1993--27.4%, 1992--35.1%, and 1991--46.7%.

PAGE 36
OTHER BUSINESS

          The management of the Fund knows of no other business which may come before the meeting. However, if any additional matters are properly presented at the meeting, it is intended that the persons named in the enclosed proxy, or their substitutes, will vote such proxy in accordance with their judgment on such matters.


GENERAL INFORMATION

     As of December 31, 1993, there were 36,734,120,253 shares of the capital stock of the Fund outstanding, each with a par value of $.01. Of those shares, approximately _____________, representing ____% of the outstanding stock, were registered to the T. Rowe Price Trust Company as Trustees for participants in the T. Rowe Price Funds Retirement Plan for Self-Employed (Keogh), as Trustee for participants in the T. Rowe Price Funds 401(k) plans, as Custodian for participants in the T. Rowe Price Funds Individual Retirement Account (IRA), as Custodian for participants in various 403(b)(7) plans, and as Custodian for various Profit Sharing and Money Purchase plans. The T. Rowe Price Trust Company has no beneficial interest in such accounts, nor in any other account for which it may serve as trustee or custodian. In addition, as of December 31, 1993, Price-Fleming owned directly _________ shares of the Fund, representing approximately .__% of the outstanding stock.

     As of December 31, 1993, approximately ___________ shares of the Fund, representing approximately __% of the outstanding stock, were owned by various private counsel clients of T. Rowe Price, as to which T. Rowe Price has discretionary authority. Accordingly, such shares are deemed to be owned beneficially by
T. Rowe Price only for the limited purpose as that term is defined in Rule 13d-3 under the Securities Exchange Act of 1934.
T. Rowe Price disclaims actual beneficial ownership of such shares.

     As of December 31, 1993, the officers and directors of the Corporation, with respect to the Fund, as a group, beneficially owned, directly or indirectly, __________ shares, representing approximately .__% of the Fund's outstanding stock. The ownership of the officers and directors reflects their proportionate interests, if any, in _______ shares of the Fund which are owned by a wholly-owned subsidiary of T. Rowe Price and their interests in _________ shares owned by the T. Rowe Price Associates, Inc. Profit Sharing Trust. The common stock of Price-Fleming is 50% owned by T. Rowe Price, 25% by Robert Fleming, and 25% by Jardine Fleming International Holdings Limited ("JFI"), a subsidiary of Jardine Fleming Holdings Limited ("JFHL"). JFHL is 50% owned by Robert Fleming and 50% owned by Jardine, Matheson & Co. Limited, which is a Hong Kong trading

PAGE 37
company. T. Rowe Price and Robert Fleming are each considered to be an affiliated and controlling person of Price-Fleming. In addition, JFHL and JFI are considered to be affiliated persons of Price-Fleming.

          A copy of the Annual Report of the Fund for the year ended December 31, 1993, including financial statements, has been mailed to shareholders of record at the close of business on that date and to persons who became shareholders of record between that time and the close of business on February 18, 1994, the record date for the determination of the shareholders who are entitled to be notified of and to vote at the meeting.


ANNUAL MEETINGS

          Under Maryland General Corporation Law, any corporation registered under the Investment Company Act of 1940 ("the Act") is not required to hold an annual meeting in any year in which the Act does not require action by shareholders on the election of directors. The Board of Directors of the Corporation, on behalf of the Fund, has determined that in order to avoid the significant expense associated with holding annual meetings, including legal, accounting, printing and mailing fees incurred in preparing proxy materials, the Fund will take advantage of these Maryland law provisions. Accordingly, no annual meetings shall be held in any year in which a meeting is not otherwise required to be held by the Act for the election of Directors unless the Board of Directors otherwise determine that there should be an annual meeting. However, special meetings will be held in accordance with applicable law or when otherwise determined by the Board of Directors. The Fund's By-Laws reflect this policy.


SHAREHOLDER PROPOSALS

          If a shareholder wishes to present a proposal to be included in the Proxy Statement for the next Annual Meeting, and if such Annual Meeting is held in April, 1995, such proposal must be submitted in writing and received by the Corporation's Secretary at its Baltimore office prior to November 3, 1994.


FINANCIAL STATEMENT OF INVESTMENT MANAGER

          The audited balance sheet of Price-Fleming which follows is required by the Investment Company Act of 1940, and should not be confused with, or mistaken for, the financial statements of Foreign Equity Fund which are set forth in the Annual Report of the Fund.

PAGE 38
              ROWE PRICE-FLEMING INTERNATIONAL, INC.
                           BALANCE SHEET
                         DECEMBER 31, 1993
                          (in thousands)



  ASSETS
  ______

Cash and cash equivalents                               $ 5,964
Accounts receivable                                      14,093
Investments in mutual funds                               2,936
Investment in RPFI International Partners, L.P.           1,912
Other assets                                                450
                                                        _______
                                                        $25,355
                                                        _______
                                                        _______



  LIABILITIES AND STOCKHOLDERS' EQUITY
  ____________________________________

Liabilities
  Accounts payable                                      $ 4,904
  Income taxes payable                                    2,224
                                                        _______
  Total liabilities                                       7,128
                                                        _______



Stockholders' equity
 Common stock, $.10 par value-200,000 shares
   authorized, issued and outstanding                        20
 Capital in excess of par value                             630
 Retained earnings                                       17,382
 Unrealized security holding gains                          195
                                                        _______
 Total stockholders' equity                              18,227
                                                        _______
                                                        $25,355
                                                        _______
                                                        _______







The accompanying notes are an integral part of the balance sheet.
PAGE 39
              ROWE PRICE-FLEMING INTERNATIONAL, INC.
            SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


Rowe Price-Fleming International, Inc. (the Company) was organized in 1979 and provides investment advisory services to individual and institutional investors who seek portfolio management of international securities. The Company operates under a joint venture agreement between T. Rowe Price Associates, Inc. (Price Associates) and Robert Fleming Holdings Limited (Robert Fleming). The Company's common stock is 50%-owned by a subsidiary of Price Associates, 25%-owned by a subsidiary of Robert Fleming, and 25%-owned by a subsidiary of Jardine Fleming Group Limited (Jardine Fleming). Jardine Fleming is 50%-owned by Robert Fleming and 50%-owned by a subsidiary of Jardine Matheson Holdings Limited.

Basis of preparation
____________________

The Company's financial statements are prepared in accordance with generally accepted accounting principles in the United
States of America. Assets, liabilities, revenues and expenses are recognized on the accrual basis.

Cash equivalents
________________

For purposes of financial statement disclosure, cash equivalents consist of all short-term, highly liquid investments including T.
Rowe Price money market mutual funds. The cost of these investments is equivalent to fair value.

Investments in mutual funds
___________________________

On December 31, 1993, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 115, "Accounting for Certain Investments in Debt and Equity Securities," which requires the Company to state its mutual fund investments at fair value and to recognize the related unrealized holding gains, net of income taxes, in a separate component of stockholders' equity. These investments in mutual funds have been classified as available-for-sale.

Concentration of credit risk
____________________________

Financial instruments which potentially expose the Company to concentrations of credit risk as defined by SFAS No. 105 consist primarily of investments in managed money market and bond mutual funds and accounts receivable. Credit risk is believed to be minimal in that counterparties to these financial instruments have substantial assets including the diversified portfolios under management by the Company which aggregate $15.4 billion at December 31, 1993.

PAGE 40
              ROWE PRICE-FLEMING INTERNATIONAL, INC.
      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)


Investment in RPFI International Partners, L.P.
_______________________________________________

The Company has invested in and serves as general partner of RPFI International Partners, L.P. which holds international equity investments. The Company's partnership interest is stated at cost adjusted for the Company's share of the earnings or losses of the partnership subsequent to the date of investment. Because RPFI International Partners, L.P. carries its investments at fair value, the Company's carrying value approximates fair value. As general partner, the Company must maintain an investment equal to at least 1% of total partners' capital.
PAGE 41
              ROWE PRICE-FLEMING INTERNATIONAL, INC.

                      NOTES TO BALANCE SHEET

NOTE 1 - INVESTMENTS IN AND TRANSACTIONS WITH MUTUAL FUNDS
__________________________________________________________

Investment in T. Rowe Price money market funds, which are classified as cash equivalents in the accompanying financial statements, aggregate $5,964,000 at December 31, 1993.

The Company's investments in managed international mutual funds held at December 31, 1993 (in thousands) include:

                                                Gross
                                             unrealized   Aggregate
                                 Aggregate     holding      fair
                                   cost    gains (losses)   value
                                 ________   ____________  _________

           Stock funds           $  1,438    $     294    $  1,732
           Bond funds               1,194           10       1,204
                                 ________    _________    ________
             Total               $  2,632    $     304    $  2,936
                                 ________    _________    ________
                                 ________    _________    ________


NOTE 2 - INVESTMENT ADVISORY AND OTHER SERVICES
_______________________________________________

The Company provides investment advisory services to the T. Rowe Price International Series of mutual funds under management contracts which set forth the scope of services to be provided and the fees to be charged. The contracts are subject to periodic review and approval by the funds' board of directors and shareholders.

The Company also provides investment advisory services to other individual and institutional investors through other mutual funds, common trust funds established by the T. Rowe Price Trust Company, a wholly-owned subsidiary of Price Associates, and private accounts. Further, as general partner, the Company provides management services for RPFI International Partners.

Accounts receivable (in thousands) at December 31, 1993 for these services are:

   Price International Funds                             $   5,157
   T. Rowe Price Trust Company                               1,045
   RPFI International Partners                                 439
   Other investors                                           7,452
                                                         _________
                                                         $  14,093
                                                         _________
                                                         _________


PAGE 42
                 ROWE PRICE-FLEMING INTERNATIONAL
             NOTES TO FINANCIAL STATEMENTS (Continued)


Stockholders' equity at December 31, 1993 includes $1,328,000 which the Company is required to maintain under applicable investment adviser regulations.

NOTE 3 - TRANSACTIONS WITH STOCKHOLDERS
_______________________________________

The Company is a member of a group of affiliated companies and has extensive transactions and relationships with members of the group.

Expenses recognized by the Company include fees charged by the Company's stockholders and their affiliates for administration and investment research services. Such fees are determined based on a percentage of assets managed by the Company. The Company reimburses its stockholders and affiliates for personnel, facilities, and administrative and general expenses incurred on their behalf.

Accounts payable (in thousands) at December 31, 1993 include the following amounts from transactions with the Company's stockholders and their affiliates:

Accounts payable
 Robert Fleming and affiliates                            $  4,396
 Jardine Fleming and affiliates                                207
                                                          ________
                                                          $  4,603
                                                          ________
                                                          ________


NOTE 4- INCOME TAXES
____________________

Deferred income taxes arise from differences between taxable income for financial statement and income tax return purposes and are calculated using the liability method.

The net deferred tax benefit of $293,000 included in other assets at December 31, 1993 consists of total deferred tax assets of $537,000 and total deferred tax liabilities of $244,000.
Deferred tax liabilities include $108,000 arising from unrealized holding gains on available-for-sale securities and $128,000 arising from unrealized capital gains allocated from the Company's partnership investment. Deferred tax assets include $464,000 arising from temporary differences in the recognition of the costs of compensation expense.

PAGE 43
                 REPORT OF INDEPENDENT ACCOUNTANTS
                 _________________________________


To the Board of Directors and Stockholders of Rowe Price-Fleming International, Inc.


In our opinion, the accompanying balance sheet presents fairly, in all material respects, the financial position of Rowe Price-Fleming International, Inc. at December 31, 1993, in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Company's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE

Baltimore, Maryland
January 28, 1993

PAGE 44
T. ROWE PRICE (LOGO)                                PROXY
_______________________________________________________________
INSTRUCTIONS:
1. Cast your vote by checking the appropriate boxes on the reverse side. If you do not check a box, your vote will be cast FOR that proposal.
2.  Sign and date the card below.
3. Please return the signed card promptly using the enclosed postage paid envelope, even if you will be attending the meeting.
4.  Please do not enclose checks or any other correspondence.

    Please fold and detach card at perforation before mailing.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
FOREIGN EQUITY FUND
                              MEETING: 11:00 A.M. EASTERN TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints James S. Riepe and M. David Testa, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of stock of the Fund, which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Wednesday, April 20, 1994, at the time indicated above, at the offices of the Fund, 100 East Pratt Street, Baltimore, Maryland 21202, and at any and all adjournments thereof, with respect to the matters set forth below and described in the Notice of Annual Meeting and Proxy Statement dated March 2, 1994, receipt of which is hereby acknowledged.

                               Please sign exactly as name
                               appears.  Only authorized officers
                               should sign for corporations.  For
                               information as to the voting of
                               stock registered in more than one
                               name, see page ___ of the Notice of
                               Annual Meeting and Proxy Statement.

                               Dated: __________________, 1994
                               ___________________________________
                               ___________________________________
                                            Signature(s)

                              (Front)
PAGE 45
T. ROWE PRICE (LOGO) WE NEED YOUR PROXY VOTE BEFORE APRIL 20,
1994
_________________________________________________________________
Please refer to the Proxy Statement discussion of each of these matters.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
DIRECTED HEREIN BY THE SHAREHOLDER.  IF NO DIRECTION IS MADE,
THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

    Please fold and detach card at perforation before mailing.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
1. Election of     FOR all nominees  / /WITHHOLD AUTHORITY / /1.
   directors.      listed below (except  to vote for all
                   as marked to the      nominees listed below
                   contrary)

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR AN INDIVIDUAL
NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST
BELOW.)

Leo C. Bailey  Anthony W. Deering  Donald W. Dick, Jr.
Addison Lanier  M. David Testa  Martin G. Wade

2. Approve changes to the Fund's fundamental policies.
                   FOR each policy /  /  ABSTAIN /  / 2.
                   listed below (except as
                   marked to the contrary)

PLEASE CHECK THE BOX FOR any policy change you do NOT
(underscored) wish to approve:

/ /  / /  / /  / /  / /  / /  / /  / /
A    B    C    D    E    F    G    H

3. Amend Articles of Incorporation to delete the requirement that stock certificates be issued.
                    FOR / /     AGAINST / /        ABSTAIN / / 3.

4. Ratify the selection of Coopers & Lybrand as independent
   accountants.     FOR / /     AGAINST / /        ABSTAIN / / 4.

5. I authorize the Proxies, in their discretion, to vote upon such other business as may properly come before the meeting.

                              (BACK)